UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2007
General Cable Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code:     (859) 572-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     General Cable Corporation (the “Company”) has decided to change the trustee and record keeper of the General Cable Retirement & Savings Plan for Salaried Associates, General Cable Savings Plan, General Cable Corporation Deferred Compensation Plan and General Cable Corporation and Subsidiaries Benefit Equalization Plan (together, the “Plans”), which will require a blackout period during which participants in the Plans will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold the common stock of the Company, or to obtain a loan or distribution from the Plans.
     On August 6, 2007, the Company received notice of the blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 with respect to the General Cable Retirement and Savings Plan for Salaried Associates and the General Cable Savings Plan. On August 10, 2007, the Company sent a Notice of Blackout Period Memorandum (the “Memorandum”) to its directors and executive officers informing them that a blackout period is expected to be in effect beginning at 4 p.m. Eastern daylight savings time on September 5, 2007 and ending approximately the week of October 7, 2007. However, the blackout period may be extended due to events beyond the Company’s control that may arise as part of the transition, in which case notice will be given to the directors and executive officers as soon as reasonably practicable.
     The Memorandum was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.
     During the blackout period and for a period of two years after the ending date of the blackout period, holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to General Cable Corporation, Beth A. Curtis, Vice President, Compensation and Benefits, 4 Tesseneer Drive, Highland Heights, Kentucky 41076, or by calling (859) 572-8930.
     A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:
          99.1 Notice of Blackout Period Memorandum, dated August 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
Date: August 10, 2007	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Notice of Blackout Period Memorandum, dated August 10, 2007.

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